Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 11

Subsequent Events:

On July 21, 2022, 1,184,616 Pre-Funded Warrants were exercised at $0.02 per share for total gross proceeds to the Company of $23,692.

On August 19, 2022, the Company issued unsecured short-term notes in the amount of $1,530,000, $430,000 of which is with related parties, with a maturity date of November 19, 2022. The notes bear an annual interest rate of 10%, provide 10% warrant coverage with a strike price of $0.497 and can be converted, at the discretion of the noteholders, into a subsequent equity offering at a 20% discount to the share price of the offering.

On September 29, 2022, the Company received a letter from Nasdaq stating that the Company had failed to regain compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(b)(1), within the extension period granted by Nasdaq and, accordingly, the Nasdaq staff had initiated procedures to delist the Company’s common shares and warrants from Nasdaq. The Company intends to request a hearing to appeal the Nasdaq staff’s delisting determination.

On September 8, 2022, the Company announced the hiring of George Apostle as the Company’s new Chief Medical Officer while simultaneously announcing that Ms. Panigone resigned as the Company’s Chief Operating Officer. Chad Hellmann, the Company’s Chief Financial Officer will assume all non-clinical duties.

Effective as of September 30, 2022, the Company, entered into a securities purchase agreement, or the Purchase Agreement, providing for the issuance in a private placement offering of (i) 5,194,802 common shares at a purchase price of $0.77 per share, and (ii) warrants, or Common Warrants, to purchase up to an aggregate of 2,597,401 common shares at an exercise of $0.70 per share. The Common Warrants will be exercisable immediately and will have a term of 5 years. The offering closed on October 7, 2022. The Company’s Chairman of the Board of Director, Ronald Hafner, purchased 324,675 common shares in the offering and the Company’s recently appointed Chief Medical Officer, George Apostol, purchased 1,298,701 common shares in the offering.

Pursuant to the Purchase Agreement, the Company has agreed not to enter into any agreement to issue or announce the issuance or proposed issuance of any common shares or common share equivalents for a period of 30 days following the closing of the offering, subject to certain exceptions.

The offering resulted in gross proceeds to the Company of $4 million. The Company intends to use the net proceeds from the offering to fund the ongoing development of its lead product, Quilience® (Mazindol ER) for the treatment of narcolepsy, to support business development and licensing activities, and for general corporate purposes.

The Company engaged Laidlaw & Company (UK) Ltd. as sole placement agent pursuant to which the placement agent agreed to serve as the placement agent for the Company in connection with the above-described offering. The Company agreed to pay the placement agent a cash placement fee equal to 3.5% of the aggregate gross proceeds received for the securities sold in the offering.

At the closing of the offering, the Company’s existing short-term notes, with an aggregate principal balance of $1.53 million plus all accrued interest, that were issued in August 2022, converted into 2,516,429 common shares and the holders received warrants to purchase up to 1,258,215 common shares with an exercise price of $0.70, that are exercisable six months after their issuance and will expire five years following the date that the warrants are initially exercisable, and are otherwise substantially similar to the form of the Common Warrants.